CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Consolidated Statements Of Operations
Revenue
Expenses
Research and development expenses	$ 281,218	$ 975,667
General and administrative expenses	1,037,289	1,155,729
Total operating expenses	1,318,507	2,131,396
Net loss	$ (1,318,507)	$ (2,131,396)
Earnings per share
Loss per common share	$ (0.02)	$ (0.03)
Weighted average shares outstanding	67,233,254	66,575,122